Exhibit 10.42
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made as of the 6th day of March, 2006 between SUNRISE SENIOR LIVING, INC. a Delaware corporation (the “Company”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer (the “Administrative Agent”) for itself and certain additional lenders who are or shall be from time to time participating as lenders pursuant to the Credit Agreement as hereinafter defined (collectively with the Administrative Agent, the “Lenders”).
RECITALS
     A. The Lenders have made a Credit Facility available to the Company in the maximum principal sum at any one time outstanding of $250,000,000.
     B. The Credit Facility is governed by a Credit Agreement dated December 2, 2005 (as amended, modified, substituted, extended and renewed from time to time the “Credit Agreement”) by and between the Company and the Lenders.
     C. The Credit Facility is guaranteed by the Guarantors pursuant to the terms of the Credit Agreement.
     D. The Company has requested and the Lenders have agreed to modify certain provisions of the Credit Agreement, and to add a wholly owned subsidiary of the Company, Karrington Operating Company, Inc., an Ohio corporation (“Karrington”) as a Designated Borrower.
     E. As a condition precedent to the agreements referenced above, the Administrative Agent has required that this Agreement be executed and delivered to the Administrative Agent on behalf of the Lenders.
     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Administrative Agent hereby agree as follows:
     1. The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Credit Agreement shall have the same meaning under this Agreement.
     2. The Credit Agreement is hereby amended as follows:
     (a) The following defined terms are hereby added to Section 1.1:
     “Bond Letter of Credit” means the Letter of Credit in the form attached hereto as Exhibit J hereto.

     “Bond Letter of Credit Expiration Date” means November 5, 2009.
     “Bonds” means the Allegheny County Industrial Development Authority’s Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project).
     “Indenture” means the Trust Indenture dated as of May 1, 1996 from the Allegheny County Industrial Development Authority to PNC Bank, Ohio, National Association, as predecessor to J.P. Morgan Trust Company, National Association, as Trustee in connection with the Bonds.
          (b) The following defined term in Section 1.1 is hereby amended and restated as follows:
     “Letter of Credit” means any standby letter of credit issued hereunder and the Bond Letter of Credit and shall include the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.
          (c) Section 2.3(a)(i) is hereby amended and restated as follows:
               2.3(a) The Letter of Credit Commitment.
               (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.3, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies in any amount greater than or equal to $10,000 for the account of the Company, or any of the Borrowers and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Company or any of the Borrowers and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit; and provided further that the Outstanding Amount of the L/C Obligations in an Alternative Currency plus the outstanding Alternative Currency Loans shall not exceed the Alternative Currency Sublimit. Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the provisos to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the ability of the Company or any of the

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Borrowers to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. The Lenders hereby agree to issue the Bond Letter of Credit in connection with the Bonds and with an initial expiration date of the Bond Letter of Credit Expiration Date. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.
          (d) The following sub-section (v) is hereby added to Section 2.3(b):
          2.3(b)(v) The Lenders acknowledge that the Bond Letter of Credit permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder pursuant to its terms. The Company shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. The Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of the Bond Letter of Credit.
          (e) Exhibit F is hereby replaced in its entirety with the form of Exhibit F attached hereto.
          (f) Sections 2.14(a), 2.14(d) and 2.14(e) are hereby amended and restated as follows:
          2.14(a) The Company may at any time, upon not less than fifteen (15) Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Loans in an Alternative Currency or to have Letters of Credit issued hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit G (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein the Administrative Agent and the Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or the Required Lenders in their sole discretion, and Notes signed by such new Borrowers to the extent any Lenders so require. If the Administrative Agent and the Required Lenders agree that an Applicant Borrower shall be entitled to receive Loans in an Alternative Currency or to have Letters of Credit issued hereunder, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit H (a “Designated Borrower Notice”) to the Company and the Lenders

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specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Designated Borrower to receive Loans or to have Letters of Credit issued hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Committed Loan Notice or Letter of Credit Application may be submitted by or on behalf of such Designated Borrower until the date five (5) Business Days after such effective date. For any Designated Borrower established under the Laws of the United Kingdom or any other Foreign Obligor, if Administrative Agent so requires, the Company shall complete the Administrative Agent’s customary forms before any borrowing by such Designated Borrower.
          (d) The Company may from time to time, upon not less than fifteen (15) Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Designated Borrower’s status as such, provided that there are no outstanding Loans payable by such Designated Borrower and no Letters of Credit outstanding for the account of such Designated Borrower, or other amounts payable by such Designated Borrower on account of any Loans made to it or Letters of Credit issued for its account, as of the effective date of such termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Designated Borrower’s status.
          (e) Prior to any advance of a Loan or issuance of a Letter of Credit for a Designated Borrower, the Company shall execute and deliver to the Administrative Agent a Company Guaranty guarantying all obligations of such Designated Borrower for the benefit of the Lenders.
          (g) The following new Section 9.4 is hereby added:
          Section 9.4 Remedies Under the Indenture.
          If an Event of Default occurs or is occurring the L/C Issuer shall have the right to exercise the rights and remedies of the Bank under the terms of the Indenture. In exercising the rights and remedies of the Bank under the Indenture, the L/C issuer shall follow the direction of the Administrative Agent.
     3. As conditions precedent to the issuance of the Bond Letter of Credit, the Company shall have complied with all applicable conditions of Section 2.14 for designation of Karrington as a Designated Borrower including but not limited to execution and delivery of a Designated Borrower Request and Assumption Agreement, a Designated Borrower Notice and a Company Guaranty, and delivery of organizational documents, resolutions, incumbency certificates, and opinions of counsel for Karrington and the Company. The Company and Karrington shall also have complied with all requirements of the documents governing the Bonds for replacement of letter of credit number SM416676C issued by First Union National Bank as predecessor to Wachovia Bank, National Association for the benefit of the Chase Manhattan Trust Company, National Association, Trustee for the account of Karrington with the Bond Letter of Credit.

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     4. Except as specifically set forth herein, the terms, provisions and covenants of the Credit Agreement, including, but not limited to, all financial covenants and definitions related thereto, are hereby ratified and confirmed and remain in full force and effect. The parties acknowledge that regardless of the provisions Section 2.3(iii)(E) of the Credit Agreement, the L/C Issuer has agreed to issue the Bond Letter of Credit containing certain provisions for automatic reinstatement after drawings thereunder.
     5. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.
     6. By their signatures below, the Guarantors consent to the transactions contemplated by and the agreements made by the Company under this Agreement and ratify, confirm and reissue their guaranty as set forth in the Credit Agreement.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal by their duly authorized representatives as of the date and year first written above.

COMPANY: SUNRISE SENIOR LIVING, INC.
By:	/s/ Carl G. Adams	(Seal)
Carl G. Adams
Treasurer

GUARANTORS: SUNRISE SENIOR LIVING MANAGEMENT, INC.
By:	/s/ James S. Pope	(Seal)
James S. Pope
Vice President

SUNRISE SENIOR LIVING INVESTMENTS, INC.
By:	/s/ James S. Pope	(Seal)
James S. Pope
Vice President

SUNRISE DEVELOPMENT, INC.
By:	/s/ James S. Pope	(Seal)
James S. Pope
Vice President

SUNRISE SENIOR LIVING SERVICES, INC.
By:	/s/ James S. Pope	(Seal)
James S. Pope
Vice President

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kristine Thennes		(Seal)
	Name:	Kristine Thennes
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Michael J. Landini	(Seal)
Michael J. Landini
Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Frank S. Kaulback III
Frank S. Kaulback III
Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Sam L. Dendinos
Sam L. Dendinos
First Vice President

HSBC BANK USA, N.A., as a Lender
By:	/s/ Thomas M. Neale
Thomas M. Neale
Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender
By:	/s/ Sharon P. O’Brien
Sharon P. O’Brien
Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Michael J. Elehwany
Michael J. Elehwany
Vice President

CHEVY CHASE BANK, F.S.B., as a Lender
By:	/s/ Ellen-Elizabeth B. Lee
Ellen-Elizabeth B. Lee
Assistant Vice President

FARMERS & MECHANICS BANK, as a Lender
By:	/s/ William W. Drummond
William W. Drummond
Vice President

FIRST HORIZON BANK a division of FIRST TENNESSEE BANK, N.A., as a Lender
By:
Blake Bowers
Vice President

EXHIBIT F
FORM OF COMPANY GUARANTY
MASTER CONTINUING GUARANTY
     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to the subsidiaries of SUNRISE SENIOR LIVING, INC., a Delaware corporation, identified on Schedule A hereto, as amended or supplemented or deemed amended or supplemented from time to time in accordance with Paragraph 19 below (each a “Designated Borrower” and collectively, the “Designated Borrowers”) by BANK OF AMERICA, N.A. and any other subsidiaries or affiliates of Bank of America Corporation and its successors and assigns as Administrative Agent for the Lenders (collectively the “Lenders”), the undersigned Guarantor (the “Guarantor”) hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:
     1. Guaranty. The Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise, of each Borrower to the Lenders arising in connection with the credit facilities governed by the Credit Agreement dated as of December 2, 2005 among the Guarantor as Borrower and the Administrative Agent as Administrative Agent, Serving Line Lender and L/C Issuer (as amended, restated or substituted from time to time, the “Credit Agreement”) including without limitation, indebtedness and liabilities arising under any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, spot or forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit swap or default transaction, or any other similar transaction (including an option to enter into any of the foregoing) (each, a “Transaction” and collectively, the “Transactions”) with any Borrower (including any renewals, extensions or modifications thereof) arising out of or relating to any and all Transactions, including, without limitation, under any master agreements thereby relating thereto or governing any such Transaction, entered into between the Lenders and any Borrower, (together with any related schedules, as amended, supplemented, superseded or replaced from time to time, each a “Master Agreement” and collectively, the “Master Agreements”), together with any related schedules thereto and any and all transactions and the related confirmations subject thereto or governed (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Lenders in connection with the collection or enforcement thereof), and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Guarantor or any Borrower under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, “Debtor Relief Laws”), and including interest that accrues after the commencement by or against any Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). The Lenders’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.
     2. No Setoff or Deductions; Taxes; Payments. The Guarantor represents and warrants that it is organized and resident in the United States of America. The Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of the Lenders) is imposed upon the Guarantor with respect to any amount payable by it hereunder, the Guarantor will pay to the Lenders, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable the Lenders to receive the same net amount which the Lenders would have received on such due date had no such obligation been imposed upon the Guarantor. The Guarantor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantor hereunder. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. At the Lenders’s option, all payments under this Guaranty shall be made in the United States. The obligations hereunder shall not be affected by any acts of any legislative body or governmental authority affecting any Borrower, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of any Borrower’s property, or by economic, political, regulatory or other events in the countries where any Borrower is located.
     3. Rights of Lenders. The Guarantor consents and agrees that the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Lenders in their discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor.

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     4. Certain Waivers. The Guarantor waives (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the Lenders) of the liability of any Borrower; (b) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of any Borrower; (c) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder; (d) any right to require the Lenders to proceed against any Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in the Lenders’ power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by the Lenders; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties.
     The Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.
     5. Obligations Independent. The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not any Borrower or any other person or entity is joined as a party.
     6. Subrogation. The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.
     7. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower or the Guarantor is made, or the Lenders exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the

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proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Lenders in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Lenders are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty.
     8. Subordination. The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrowers owing to the Guarantor, whether now existing or hereafter arising, including but not limited to, any obligation of the Borrowers to the Guarantor as subrogee of the Lenders or resulting from the Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations. If the Administrative Agent so requests, any such obligation or indebtedness of the Borrowers to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Lenders and the proceeds thereof shall be paid over to the Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.
     9. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or any Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Lenders.
     10. Expenses. The Guarantor shall pay on demand all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Lenders’ rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Lenders in any proceeding any Debtor Relief Laws. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.
     11. Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Lenders and the Guarantor. No failure by the Lenders to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Lenders and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of the Lenders or any term or provision thereof.

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     12. Condition of Borrowers. The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Borrower and any other guarantor such information concerning the financial condition, business and operations of such Borrower and any such other guarantor as the Guarantor requires, and that the Lenders have no duty, and the Guarantor is not relying on the Lenders at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of any Borrower or any other guarantor (the guarantor waiving any duty on the part of the Lenders to disclose such information and any defense relating to the failure to provide the same).
     13. Setoff. If and to the extent any payment is not made when due hereunder, the Lenders may setoff and charge from time to time any amount so due against any or all of the Guarantor’s accounts or deposits with the Lenders.
     14. Representations and Warranties. The Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.
     15. Indemnification and Survival. Without limitation on any other obligations of the Guarantor or remedies of the Lenders under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Lenders from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by the Lenders in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.
     16. GOVERNING LAW; Assignment; Jurisdiction; Notices. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA. This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Lenders (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Lenders and their successors and assigns and the Lenders may, without notice to the Guarantor and without affecting the Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. The Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States

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Federal or State court sitting in Fairfax County, Virginia in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by the Lenders in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor pursuant to the terms of the Credit Agreement. The Guarantor agrees that the Lenders may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in the Lenders’ possession concerning the Guarantor, this Guaranty and any security for this Guaranty pursuant to the terms of the Credit Agreement.
     17. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR AND THE LENDERS EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     18. Dispute Resolution. Disputes arising hereunder shall be subject to arbitration to the extent provided under the terms of the Credit Agreement.
     19. Amending Schedule A. From time to time the Guarantor and the Administrative Agent may amend or supplement Schedule A hereto to add or delete Borrowers or to change other information thereon by a written instrument executed by the Lenders and the Guarantor. Any such amended Schedule A shall be deemed to replace or supplement, as applicable, the prior Schedule A without further action by any party hereto; provided that (i) Schedule A shall be automatically deemed amended to include any extensions of credit extended to any subsidiary of the Guarantor in reliance on this Guaranty, (ii) no amendment shall terminate this Guaranty as to Guaranteed Obligations which remain outstanding or to extensions of credit made pursuant to existing commitments which would have been Guaranteed Obligations but for such amendment (including, in each case, all renewals, compromises, extensions and modifications of such Guaranteed Obligations), (iii) no amendment shall limit the rights of the Lenders under paragraph 7 hereof, and (iv) no amendment shall in itself be deemed a commitment by the Lenders to extend any credit.
     20. Special Agreement With Respect To Debt Restructuring. Notwithstanding any limitation on liability set forth in Paragraph 1 to the contrary, if the Guaranteed Obligations are made subject to a debt restructuring arrangement between a country and its creditors or creditors of persons or entities of such country, and as a result thereof the Lenders, as holders of such Guaranteed Obligations and other credit facilities to such country, persons or entities of such country, shall agree to provide any new credit facilities, the Guarantor shall fund (and be the beneficial owner of) that amount of such new credit facilities which is calculated by (i) dividing the face value of its Guaranteed Obligations by the aggregate amount of the Lenders’ credit facilities made part of the restructuring arrangement and (ii) multiplying the result by the amount of such new credit facilities. The Guarantor agrees to execute and deliver such

6

documents and take such actions as may be requested by the Lenders to effect the purposes of this paragraph. The Administrative Agent agrees to provide the Guarantor with copies of the relevant documents governing its participation in the restructuring arrangement and new credit facilities and shall provide the Guarantor with the basis on which it has calculated the Guarantor’s portion of such new credit facilities, which calculations shall be conclusive absent manifest error.
     21. Foreign Currency. If the Administrative Agent so notifies the Guarantor in writing, at the Lenders’ sole and absolute discretion, payments under this Guaranty shall be the U.S. Dollar equivalent of the Guaranteed Obligations or any portion thereof, determined as of the date payment is made. If any claim arising under or related to this Guaranty is reduced to judgment denominated in a currency (the “Judgment Currency”) other than the currencies in which the Guaranteed Obligations are denominated or the currencies payable hereunder (collectively the “Obligations Currency”), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Lenders in the place of the Lenders’ choice at or about 8:00 a.m. on the date for determination specified above. The Guarantor shall indemnify the Lenders and hold the Lenders harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Guarantor or any failure of the amount of any such judgment to be calculated as provided in this paragraph.
     Executed as of the 6th day of March, 2006.

SUNRISE SENIOR LIVING, INC.
By:		[SEAL]
Name:
Title:

7

SCHEDULE A TO
COMPANY GUARANTY
     Subject to Paragraph 19 of the Master Continuing Guaranty to which this Schedule is or will be attached, all obligations of the following entities to Bank of America, N.A., its affiliates and subsidiaries, shall constitute Guaranteed Obligations guaranteed pursuant to the Company Guaranty:

Designated Borrowers: Karrington Operating Company, Inc.

8

[MODEL LETTER AMENDING SCHEDULE A]
(May be sent from Bank to the Guarantor or vice versa)
                                                        , 200_

     Att:
     Re:                                                                                     Company Guaranty dated as of ______, 2006
Ladies and Gentleman:
     We refer to that certain Company Guaranty dated as of ______, 2006 made by Sunrise Senior Living, Inc. (the “Guarantor”) in favor of Bank of America, N.A. and affiliates (as amended from time to time, the “Guaranty;” terms not defined herein have the meanings assigned to them in the Guaranty), pursuant to which the Guarantor guarantees the obligations of certain of its subsidiaries and affiliates of Guarantor.
     Subject to Paragraph 18 of the Guaranty, the undersigned hereby confirm their agreement that Schedule A to the Guaranty is hereby amended and restated as set forth in Schedule A hereto and all references in the Guaranty and any other documents evidencing the Obligations shall refer to the Guaranty as amended hereby. This letter may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.

Very truly yours,
By:
Name:
Title:

Agreed and Accepted:

By:
Title:

9

Amended as of _______________
SCHEDULE A TO MASTER CONTINUING GUARANTY
     Subject to Paragraph 19 of the Company Guaranty to which this Schedule is or will be attached, all obligations of the following entities to Bank of America, N.A., its affiliates and subsidiaries, shall constitute Guaranteed Obligations guaranteed pursuant to the Company Guaranty.

Designated Borrowers: Karrington Operating Company, Inc.

10

EXHIBIT J
FORM OF BOND LETTER OF CREDIT

11

IRREVOCABLE DIRECT PAY LETTER OF CREDIT
BANK OF AMERICA, N.A.

	Issue/	Stated	Maximum Stated
Letter of Credit No.	Effective Date	Expiration Date	Amount
3079662	March 6, 2006	November 5, 2009	$4,472,329
J.P. Morgan Trust Company,
 National Association, as Trustee
Chase Financial Tower
250 West Huron Road, Suite 220
Cleveland, Ohio 44113
Attention: Corporate Trust Department
Ladies and Gentlemen:
     At the request and on the instructions of our customer, Karrington Operating Company, Inc., an Ohio corporation (the “Borrower”), we hereby establish this irrevocable direct pay letter of credit (the “Letter of Credit”) in the amount of $4,472,329 (the “Initial Stated Amount;” and, as the same may from time to time be reduced and thereafter reinstated as hereinafter provided, the “Stated Amount”), consisting of (i) the amount of $4,400,000 (as reduced and thereafter reinstated from time to time as hereinafter provided, the “Principal Component”), which may be drawn upon with respect to payment of the unpaid principal amount of, or portion of, the purchase price corresponding to the principal of, the Bonds (as hereinafter defined), as certified to us, and (ii) the amount of $72,329 (as reduced and thereafter reinstated from time to time as hereinafter provided, the “Interest Component”), which may be drawn upon with respect to the payment of up to 50 days’ accrued interest on the Bonds or portion of the purchase price representing accrued interest on the Bonds, in each case assuming a maximum interest rate of 12% per annum and computed on the basis of the actual number of days elapsed over a year of 365 days (the “Maximum Rate”), as certified to us, in your favor, as Trustee under that certain Trust Indenture dated as of May 1, 1996 (the “Indenture”), by and between you, as successor to PNC Bank, Ohio, National Association, as Trustee, and the Allegheny County Industrial Development Authority (the “Issuer”), pursuant to which the Issuer has issued and there remains outstanding $4,400,000 in aggregate principal amount of its Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project) (the “Bonds”). This Letter of Credit is effective immediately and expires on the expiration date described below.

     Subject to the other provisions of this Letter of Credit, you or your transferee may obtain the funds available under this Letter of Credit by presentment to us of your sight draft or drafts drawn on Bank of America, N.A., Los Angeles, California. Each draft presented to us must be accompanied by your certification substantially in the form of one or more of the Annexes described below, as may be applicable to the type of drawing you are making (each such demand and presentation, a “Drawing”). You must comply with all of the instructions in brackets in preparing each such certification.
     1. Annex A (Periodic Interest Demand With Reinstatement Request). If you are demanding funds with respect to a scheduled interest payment on the Bonds in accordance with the Indenture, and such amount is to be reinstated immediately following the Drawing, your draft or drafts should be accompanied by your Annex A certification.
     2. Annex B (“Principal and Interest Demand Without Reinstatement Request). If you are demanding funds with respect to the payment of principal and interest on the Bonds in connection with a partial redemption of Bonds in accordance with the Indenture, which amount is not to be reinstated following the Drawing, your draft or drafts should be accompanied by your Annex B certification.
     3. Annex C (Principal and Interest Demand). If you are demanding funds with respect to the payment of principal and interest on the Bonds in connection with a purchase of the Bonds in accordance with the Indenture (a “Liquidity Drawing”), your draft or drafts should be accompanied by your Annex C certification.
     4. Annex D (Final Drawing). Any draft constituting your final Drawing under this Letter of Credit must be accompanied by your Annex D certification. Only one draft accompanied by an Annex D certification may be presented for payment against this Letter of Credit; upon any such presentation, no further draft may be drawn and presented hereunder.
     In each case where we have received a draft as described above, your remittance instructions and one or more of the certificates described above at or before 11:00 a.m., Los Angeles time (hereinafter referred to as “Local Time”), on a Business Day (as defined below), we will make payment by 7:00 a.m., Local Time, on the following Business Day. If we receive such items after 11:00 a.m., Local Time, on a Business Day, we will make payment by 7:00 a.m., Local Time, on the second Business Day thereafter
     Demands for payment hereunder honored by the Bank shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us as provided herein. Subject to the preceding sentence, each Drawing honored by the Bank hereunder shall pro tanto reduce the Stated Amount hereof, it being understood that after the effectiveness of any such reduction you shall no longer have any right to make a Drawing hereunder in respect of the amount of such principal and/or interest on the Bonds causing or corresponding to such reduction.

     Drafts honored by us under this Letter of Credit shall not exceed the Stated Amount available to you under this Letter of Credit, as such amount may vary from time to time. Each draft honored by us will reduce the Stated Amount available under this Letter of Credit. However, in the case of a draft or drafts accompanied by your certification substantially in the form of Annex A and presented in full compliance with the terms and conditions of this Letter of Credit, the Stated Amount of this Letter of Credit shall, on the date each draft is honored by us, automatically be reinstated by us, by an amount equal to the amount of that Drawing; after such reinstatement, the Stated Amount of this Letter of Credit shall be the same as it was immediately prior to such Drawing.
     Upon receipt by the Bank of a certificate substantially in the form of Annex E (Trustee Certificate as to Remarketing) attached hereto from you, the Principal and/or Interest Components of the Stated Amount shall be automatically reinstated in the amounts shown on such Annex E which have been paid to the Bank.
     Notwithstanding anything contained herein to the contrary, this Letter of Credit shall not apply to the payment of principal and interest payable with respect to any Bonds which are registered in the name of the Issuer (“Issuer Bonds”) or in the name of the Borrower or an affiliate of the Borrower (“Borrower Bonds”) or to the payment of principal and interest payable with respect to any Bonds which are held by you as agent for the Bank pursuant to Section 4.05 of the Indenture (“Pledged Bonds”).
     Each draft presented for payment against this Letter of Credit and each accompanying certification must be dated the date of its presentation to us, and may be presented only on a Business Day. As used in this Letter of Credit, “Business Day” shall mean any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions in Los Angeles, California are authorized or required to close. Drafts must be marked conspicuously “Drawn under Bank of America, N.A. Irrevocable Direct Pay Letter of Credit No. 3079662.” The certifications you are required to submit to us along with your draft or drafts should be prepared either (i) in the form of a letter on your letterhead signed by your officer or (ii) in the form of a facsimile copy of such a letter sent by one of your officers to: (213) 240-6989.
     Other than the foregoing provisions for communication by facsimile copy, communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at Bank of America, N.A., Trade Operation Center, Mail Code CA9-705-07-05, 1000 West Temple Street, Los Angeles, California 90012-1514, Attention: Standby Letter of Credit Dept, specifically referring to the number and date of this Letter of Credit.
     If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the purported demand was not effected in accordance with this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal or are returning them to you, as we may elect. Upon being notified that the purported demand was not effected in conformity with this Letter of Credit, you may attempt to correct any such nonconforming demand for payment if, and to the extent that, you as Trustee are entitled (without regard to the provisions of this sentence) and able to do so.
     By paying you an amount demanded in accordance with this Letter of Credit, we make no representation as to the correctness of the amount demanded or your calculations and representations on the certificates required of you by this Letter of Credit.
     This Letter of Credit shall expire on the earliest of (i) the Stated Expiration Date shown on the first page hereof, or any extension thereof as set forth in a Notice of Extension in the form of Annex F hereto, (ii) when any draft accompanied by your certification substantially in the form of Annex D to this Letter of Credit is honored and paid by us, (iii) the day on which this Letter of Credit is surrendered by the Trustee to the Bank, accompanied by a certificate substantially in the form of Annex G (Surrender Certificate) to this Letter of Credit, (iv) two (2) Business Days following the effective date of the conversion of the rate of interest borne by the Bonds to a Term Rate under the Indenture (the “Term Rate Conversion Date”), as certified by you in substantially the form of Annex H (Notice of Term Rate Conversion Date) to this Letter of Credit, or (v) 30 days after you receive our Annex I (Notice of Event of Default under Credit Agreement) certification or, if such day is not a Business Day, on the next succeeding Business Day. Any notice or certification in the form of Annex F or Annex I will be delivered to you at the address indicated above or, if we have received a Transfer Demand in the form of Annex J, to your transferee at the address set forth in such Annex J.
     Payments of Drawings under this Letter of Credit shall be made from funds of the Bank and not from any moneys provided to the Bank by the Borrower, the Issuer or any party related to the Borrower or the Issuer.
     This Letter of Credit shall be governed by and construed in accordance with the International Standby Practices (ISP 98), and, to the extent not inconsistent therewith, the laws of the Commonwealth of Virginia.
     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the Annexes and drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Annexes and drafts.
     This Letter of Credit is transferable. Transfer may be made to any person or entity whom you or any transferee hereunder designate as a successor trustee under the Indenture. Transfer of the available Drawing under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a request designating your successor in the form of Annex J (Transfer Demand) attached hereto, with the signature of the appropriate officer signing on your behalf authenticated by another one of your officers, and the payment of One Thousand Dollars ($1,000) paid by the Borrower as a transfer fee. Upon presentation and payment, we shall forthwith effect a transfer of this Letter of Credit to your designated transferee.

Very truly yours, BANK OF AMERICA, N.A.
By:	/s/ Sandra Leon
	Name:	Sandra Leon
	Title:	Vice President

Annex A
(Periodic Interest Demand With Reinstatement Request)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.

Re:	Drawing for Interest Due on Scheduled Interest Payment Date
Ladies and Gentlemen:
     We refer to your Letter of Credit No. 3079662 (the “Letter of Credit”). Any term which is defined in the Letter of Credit shall have the same meaning when used herein. The undersigned, a duly authorized officer of J.P. Morgan Trust Company, National Association, as trustee (the “Trustee” or “we”), hereby certifies to you that:
     1. We are the Trustee or a successor Trustee under the Indenture for the holders of the Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project) (the “Bonds”), issued by the Allegheny County Industrial Development Authority.
     2. We hereby make demand under the Letter of Credit, by our presentment of the sight draft accompanying this Certificate, for payment of $                     representing accrued and unpaid interest on the Bonds with respect to a scheduled interest payment.
     3. The amount of the draft accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of interest accrued on the Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture. The date specified in paragraph 4 below is not earlier than the date upon which the payment hereby demanded is required to be made under the terms and conditions of the Bonds and the Indenture. The Letter of Credit has not terminated prior to the time of the delivery of this Certificate and the accompanying draft.
     4. We request that the payment hereby demanded be made no later than 7:00 a.m., Los Angeles time (“Local Time”), on                                  ,                      [if this certificate and an accompanying draft are delivered at or before 11:00 a.m., Local Time, insert a date which is the next Business Day; if this certificate and an accompanying draft are delivered after 11:00 a.m., Local Time, insert a date which is a Business Day and is no earlier than the second succeeding Business Day following the date those documents are delivered]. Unless otherwise agreed to in a

writing signed by you and us, please [deposit/wire transfer] the amount hereby demanded to our account number                                          [insert account number] with                                           [insert name and address of banking institution to receive funds].
     5. Please reinstate the Letter of Credit by the amount specified in paragraph 2 of this Certificate in accordance with the terms set forth in the Letter of Credit; following such reinstatement, the Stated Amount shall be the same as it was immediately prior to this Drawing.
     6. The amount demanded hereby is not being made in respect of any Issuer Bonds, Borrower Bonds or Pledged Bonds.
     IN WITNESS WHEREOF, we have executed and delivered this Certificate as Trustee as of the ___day of                     .

Very truly yours, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Annex B
(Principal and Interest Demand Without Reinstatement Request)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.

Re:	Drawing for Partial Redemption of the Bonds
Ladies and Gentlemen:
     We refer to your Letter of Credit No. 3079662 (the “Letter of Credit”). Any term which is defined in the Letter of Credit shall have the same meaning when used herein. The undersigned, a duly authorized officer of J.P. Morgan Trust Company, National Association, as trustee (the “Trustee” or “we”), hereby certifies to you that:
     1. We are the Trustee or a successor Trustee under the Indenture for the holders of the Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project) (the “Bonds”), issued by the Allegheny County Industrial Development Authority.
     2. We hereby make demand under the Letter of Credit for payment of $                    , of which $                     shall be with respect to the principal of certain of the Bonds, and $                     shall be with respect to interest to be paid on the Bonds, which total amount is due with respect to a partial redemption of Bonds pursuant to the Indenture.
     3. The amount of the draft accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit and was computed in accordance with the terms and conditions of the Bonds and the Indenture. The date specified in paragraph 4 below is not earlier than the date upon which the payment hereby demanded is required to be made under the terms and conditions of the Bonds and the Indenture. The Letter of Credit has not terminated prior to the time of the delivery of this Certificate and the accompanying draft.
     4. We request that the payment hereby demanded be made no later than 7:00 a.m., Los Angeles time (“Local Time”), on                      [if this certificate and an accompanying draft are delivered at or before 11:00 a.m., Local Time, insert a date which is the next Business Day; if this certificate and an accompanying draft are delivered after 11:00 a.m., Local Time, insert a date which is a Business Day and is no earlier than the second succeeding Business Day following the date those documents are delivered]. Unless otherwise agreed to in writing signed by you and us, please [deposit/wire transfer] the amount hereby demanded to our account number                      [insert account number] with                                                               [insert name and address of banking institution to receive funds].
     5. Upon application of the amount with respect to principal of the Bonds set forth in paragraph 2 of this Certificate, there shall be outstanding $                     principal amount of the Bonds and the Stated Amount of the Letter of Credit shall be $                    .
     6. The amount demanded hereby is not being made in respect of any Issuer Bonds, Borrower Bonds or Pledged Bonds.
     IN WITNESS WHEREOF, we have executed and delivered this Certificate as Trustee as of the ___day of                                         ,                     .

Very truly yours, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Annex C
(Principal and Interest Demand)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.

Re:	Drawing for Purchase of Bonds
Ladies and Gentlemen:
     We refer to your Letter of Credit No. 3079662 (the “Letter of Credit”). Any term which is defined in the Letter of Credit shall have the same meaning when used herein. The undersigned, a duly authorized officer of J.P. Morgan Trust Company, National Association, as trustee (the “Trustee” or “we”), hereby certifies to you that:
     1. We are the Trustee or a successor Trustee under the Indenture for the holders of the Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project) (the “Bonds”), issued by the Allegheny County Industrial Development Authority.
     2. We hereby make demand under the Letter of Credit for payment of $                    , of which $                     shall be with respect to the principal of the Bonds, and $                     shall be with respect to interest to be paid on the Bonds, which total amount is due with respect to the payment of all or a portion of the purchase price of Bonds pursuant to the Indenture.
     3. The amount of the draft accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit and was computed in accordance with the terms and conditions of the Bonds and the Indenture. The date specified in paragraph 4 below is not earlier than the date upon which the payment hereby demanded is required to be made under the terms and conditions of the Bonds and the Indenture. The Letter of Credit has not terminated prior to the time of the delivery of this Certificate and the accompanying draft.
     4. We request that the payment hereby demanded be made no later than 7:00 a.m., Los Angeles time (“Local Time”), on                                         ,                       [if this certificate and an accompanying draft are delivered at or before 11:00 a.m., Local Time, insert a date which is the next Business Day; if this certificate and an accompanying draft are delivered after 11:00 a.m.,

Local Time, insert a date which is a Business Day and is no earlier than the second succeeding Business Day following the date those documents are delivered]. Unless otherwise agreed to in a writing signed by you and us, please [deposit/wire transfer] the amount hereby demanded to our account number                                           [insert account number] with                                                               [insert name and address of banking institution to receive funds].
     5. The amount demanded hereby is not being made in respect of any Issuer Bonds, Borrower Bonds or Pledged Bonds. We hereby certify that Bonds in an aggregate outstanding principal amount equal to the amount demanded hereby with respect to principal shall be recorded as Pledged Bonds in accordance with the registration requirements for such Bonds set forth in Section 4.05(a) of the Indenture.
     IN WITNESS WHEREOF, we have executed and delivered this Certificate as Trustee as of the ___day of                     .

Very truly yours, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Annex D
(Final Drawing)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.

Re:	Final Drawing and Termination
Ladies and Gentlemen:
     We refer to your Letter of Credit No. 3079662 (the “Letter of Credit”). Any term which is defined in the Letter of Credit shall have the same meaning when used herein. The undersigned, a duly authorized officer of J.P. Morgan Trust Company, National Association, as trustee (the “Trustee” or “we”), hereby certifies to you that:
     1. We are the Trustee or a successor Trustee under the Indenture for the holders of the Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project) (the “Bonds”), issued by the Allegheny County Industrial Development Authority.
     2. We hereby make demand for payment of $                     of which $                     shall be with respect to the principal of the Bonds, and $                     shall be with respect to interest, if any, on the Bonds.
     3. This Drawing is being made as a result of the maturity, acceleration, or redemption of all outstanding Bonds in accordance with the terms and conditions of the Bonds and the Indenture.
     4. The amount of the draft accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit and was computed in accordance with the terms and conditions of the Bonds and the Indenture. The date specified in paragraph 5 below is not earlier than the date upon which the payment hereby demanded is required to be made under the terms and conditions of the Bonds and the Indenture. The Letter of Credit has not terminated prior to the delivery of this Certificate and the accompanying draft.
     5. The sight draft accompanying this Certificate constitutes the final Drawing under the Letter of Credit and upon payment of such draft, the Letter of Credit is canceled. We request that the payment hereby demanded be made no later than 7:00 a.m., Los Angeles time (“Local

Time”), on                                           [if this certificate and an accompanying draft are delivered at or before 11:00 a.m., Local Time, insert a date which is the next Business Day; if this certificate and an accompanying draft are delivered after 11:00 a.m., Local Time, insert a date which is a Business Day and is no earlier than the second succeeding Business Day following the date those documents are delivered]. Please [deposit/wire transfer] the amount hereby demanded to our account number                                           [insert account number] with                                            [insert name and address of banking institution to receive funds].
     6. The amount demanded hereby is not being made in respect of any Issuer Bonds, Borrower Bonds or Pledged Bonds.
     IN WITNESS WHEREOF, we have executed and delivered this Certificate as Trustee as of the ___day of                     .

Very truly yours, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Annex E
(Trustee Certificate as to Remarketing)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.

Re:	Irrevocable Letter of Credit No. 3079662
Ladies and Gentlemen:
     The undersigned, a duly authorized officer of J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”), hereby notifies Bank of America, N.A. (the “Bank”), with reference to Letter of Credit No. 3079662 (the “Letter of Credit”; terms defined therein and not otherwise defined herein shall have the meanings set forth in the Letter of Credit) issued by the Bank in favor of the Trustee as follows:
     1.                                                               is the Remarketing Agent under the Indenture for the holders of the Bonds.
     2. The Trustee has been advised by the Borrower or the Remarketing Agent that the amount of $                                         paid to the Bank today by the Borrower or the Remarketing Agent on behalf of the Borrower is a payment made to reimburse the Bank, pursuant to the Credit Agreement dated as of December 2, 2005 (the “Credit Agreement”), among Sunrise Senior Living, Inc. and certain of its affiliates, the Bank, as administrative agent, the Bank as lender and the other parties identified therein, for amounts drawn under the Letter of Credit pursuant to a Liquidity Drawing.
     3. Of the amount referred to in paragraph 2, $                     represents the aggregate principal amount of Pledged Bonds resold or to be resold on behalf of the Borrower.
     4. Of the amount referred to in paragraph 2, $                     represents accrued and unpaid interest on such Pledged Bonds.
     5. Upon receipt of this Certificate, you are hereby notified that such Bonds are no longer Pledged Bonds and the Principal Component and the Interest Component of the Stated Amount of the Letter of Credit are required to be reinstated automatically pursuant to, and in the amounts required by, the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of
this                day of _______________,             .

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Annex F
(Notice of Extension)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662

To:	Beneficiary under our Letter of Credit No. 3079662 issued for the account of Karrington Operating Company, Inc. (the “Letter of Credit”)

Re:	Extension of Stated Expiration Date of Letter of Credit
Ladies and Gentlemen:
     Bank of America, N.A., as issuer of the Letter of Credit, hereby amends the Stated Expiration Date set forth on the first page of the Letter of Credit from [INSERT CURRENT LOC EXPIRATION DATE] to                          ,                     .
     All the terms of the Letter of Credit shall continue in full force and effect except as amended hereby.
     IN WITNESS WHEREOF, we have executed and delivered this Notice as of this ___ day of                                         ,                     .

Very truly yours, BANK OF AMERICA, N.A.
By:
Name:
Title:

Annex G
(Surrender Certificate)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.
Ladies and Gentlemen:
     We refer to your Letter of Credit No. 3079662 (the “Letter of Credit”). Any term which is defined in the Letter of Credit shall have the same meaning when used herein. The undersigned, a duly authorized officer of JP. Morgan Trust Company, National Association, as trustee (the “Trustee” of “we”), hereby certifies to you that:
     1. We are the Trustee or a successor Trustee under the Indenture for the holders of the Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project) (the “Bonds”), issued by the Allegheny County Industrial Development Authority.
     2. We hereby surrender the attached Letter of Credit to you.
     3. The Letter of Credit is hereby terminated in accordance with its terms.
     4. No payment is demanded of you in connection with this surrender of the Letter of Credit.
     IN WITNESS WHEREOF, we have executed and delivered this certificate as Trustee as of the ___day of                    ,                     .

Very truly yours, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Annex H
(Notice of Term Rate Conversion Date)
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.

Re:	Conversion of Bonds to a Term Rate
Ladies and Gentlemen:
     We refer to your Letter of Credit No. 3079662 (the “Letter of Credit”). Any term which is defined in the Letter of Credit shall have the same meaning when used herein. The undersigned, a duly authorized officer of J.P. Morgan Trust Company, National Association, as trustee (the “Trustee” or “we”), hereby certifies to you that:
     1. We are the Trustee or a successor Trustee under the Indenture for the holders of the Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project) (the “Bonds”), issued by the Allegheny County Industrial Development Authority.
     2. Pursuant to the terms of the Indenture, the Bonds have been converted to bear interest at a Term Rate effective on                                      ,                      (the “Term Rate Conversion Date”).
     3.  The Letter of Credit will expire on                                            ,                      , which is two (2) Business Days following the Term Rate Conversion Date.
     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of this ___day of                                         ,                     .

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Annex I
(Notice of Event of Default under Credit Agreement)
Bank of America, N. A.
Irrevocable Letter of Credit No. 3079662

To:	Beneficiary under our Letter of Credit No. 3079662 issued for the account of Karrington Operating Company, Inc. (the “Letter of Credit”)

Re:	Event of Default under Credit Agreement
Ladies and Gentlemen:
     We hereby certify to you that:
     1. An Event of Default has occurred under the Credit Agreement dated as of December 2, 2005 (the “Credit Agreement”), among Sunrise Senior Living, Inc. and certain of its affiliates, Bank of America, N.A. (the “Bank”), as administrative agent, the Bank as lender and the other parties identified therein.
     2. Pursuant to Section 7.03 of the Indenture (as such term and all other capitalized terms are used in the Letter of Credit), the Bank hereby directs you to accelerate payment of the Bonds immediately and, in connection therewith, to draw on the Letter of Credit to pay for such acceleration pursuant to a draft accompanied by an Annex D certification, unless you have received separate written instructions from us accompanying this notice directing you not to declare the Bonds immediately due and payable but, instead, to submit a Liquidity Drawing and use the proceeds thereof to purchase the Bonds on the date specified therein in accordance with Section 4.02(c) of the Indenture (which purchase date shall be a Business Day not earlier than 20 days and not more than 25 days after the date of receipt by you of such notice and separate written instructions).
     3. Unless it expires earlier in accordance with its terms, the Letter of Credit will expire on                                         ,                      [insert date that is 30 days from beneficiary’s receipt of this notice or, if such day is not a Business Day, the next succeeding Business Day],
     IN WITNESS WHEREOF, we have executed and delivered this certificate as of this ___day of                               ,                     .

Very truly yours, BANK OF AMERICA, N. A.
By:
Name:
Title:

Annex J
(Transfer Demand)
Bank of America, N.A.
Irrevocable Letter of Credit No. 3079662
Bank of America, N.A.
Trade Operation Center
Mail Code CA9-705-07-05
1000 West Temple Street
Los Angeles, California 90012-1514
Attention: Standby Letter of Credit Dept.

Re:	Instruction to Transfer Letter of Credit No. 3079662 issued for the account of Karrington Operating Company, Inc. (the “Borrower”)
Ladies and Gentlemen:
For value received, the undersigned beneficiary (the “Transferor”) hereby irrevocably transfers to:
     (Name of Transferee and Address)
(the “Transferee”) all rights of the Transferor with respect to the above-referenced Letter of Credit, including the right to draw under said Letter of Credit in the amount of the full unutilized balance thereof. Said Transferee has succeeded the Transferor as Trustee under that certain Trust Indenture dated as of May 1, 1996 (the “Indenture”) by and between the Allegheny County Industrial Development Authority (the “Issuer”) and J.P. Morgan Trust Company, National Association, as trustee, with respect to the Issuer’s Residential Rental Development Revenue Bonds, 1996 Series A (Karrington of South Hills Assisted Living Facility Project).
     By virtue of this transfer, the Transferee shall have the sole rights as beneficiary of said Letter of Credit, including sole rights relating to any past or future amendments thereof, whether increases or extensions or otherwise. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the Transferor.
     By its signature below, the Transferee acknowledges that it has duly succeeded the Transferor as Trustee under the Indenture, and agrees to be bound by the terms of the Indenture as if it were the original Trustee thereunder.

     The Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof and to forward it directly to the Transferee with your customary notice of transfer. Also, please find enclosed our payment of $1,000 paid by the Borrower as a transfer fee in accordance with the Letter of Credit.

Very truly yours, J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Acknowledged by [insert name of Transferee] as Transferee and successor Trustee
By:
Name:
Title: